Supplement to Prospectus for Shelton Tactical Credit Fund

Date September 1, 2017, as amended November 13, 2017

Performance Information on page 6 is replaced in its entirety by the following:

Bar Chart and Performance Table

The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

	Institutional	Investor
Best Quarter:	4.50% (3rd Quarter 2016)	4.41% (3rd Quarter 2016)
Worst Quarter:	-1.27% (3rd Quarter 2015)	-1.50% (3rd Quarter 2015)
Year to date performance as of 6/30/17:	1.85%	1.77%
Date of inception:	December 15, 2014	December 15, 2014

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Average Annual Return (for the period ended 12/31/2016)
	Tactical Credit Fund (Investor Class – DEBTX)	Tactical Credit Fund (Institutional Class - DEBIX)
	1 year	1 year
Return Before Taxes	11.85%	12.12%
Return After Taxes on Distributions	8.67%	8.82%
Return After Taxes on Distributions and Sale of Fund Shares	7.08%	7.23%
Barclays Capital U.S. Aggregate Bond Index[1]	2.65%	2.65%

[1]	It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.